Exhibit 99

NEWS RELEASE

For Immediate Release

October 18, 2004

For Further Information Contact:

Jerry Francis, Chairman, President & CEO

(304) 769-1101

City Holding Company Announces Third Quarter Earnings

Charleston, West Virginia – City Holding Company, “the Company” (NASDAQ:CHCO), a $2.2 billion bank holding company headquartered in Charleston, today announced net income for the third quarter of $11.0 million, or diluted earnings per share of $0.65 compared to $11.5 million, or $0.68 per diluted share in the third quarter of 2003. For the quarter, the Company achieved a return on assets of 1.98%, a return on equity of 21.4%, a net interest margin of 4.27%, and an efficiency ratio of 48.4%, placing the Company among the most profitable banks for the quarter. At September 30, 2004 the book value of the Company’s common stock was $12.70 per share compared to a book value of $11.03 per share at September 30, 2003, representing a 15.1% increase.

During the third quarter of 2003, the Company recorded negative provision for loan losses of $1.9 million, which had the effect of increasing after-tax net income by $0.07 per diluted share. Also during the third quarter of 2003, the Company recognized $1.6 million pre-tax in non-interest income resulting from a legal settlement with the FDIC, which had the effect of adding $0.06 per diluted share, after-tax, to operating results in the third quarter of 2003. These were partially offset by losses on the sale of low-yielding securities of $0.8 million in the third quarter of 2003. Cumulatively, these three events added $0.10 to diluted earnings per share during the third quarter of 2003.

“The Company enjoyed strong performance in its core businesses during the third quarter of 2004” said Jerry Francis, President and CEO of the Company. “Loans grew, deposits grew, and net interest income for the third quarter of 2004 was $21.6 million compared to $20.5 million for the comparable quarter in 2003 representing an increase of 5.4%. Excluding investment security losses and revenues from legal settlements, the Company experienced nearly 14% growth in non-interest income while expenses grew by only 4.4%.”

Balance Sheet Trends

As compared to September 30, 2003, loans have increased $101.7 million. Specifically, home equity loan balances increased by $32.8 million and commercial real estate loan balances grew by $60.2 million. Additionally, the carrying value of Previously Securitized Loans increased $33.6 million from September 30, 2003 to September 30, 2004. This increase was due to the Company’s early redemption of the outstanding obligations pursuant to each of its six securitization trusts, resulting in the Company becoming the beneficial owner of the remaining mortgage loans held by those trusts. Offsetting the targeted loan growth, were decreases in loan portfolios that the Company has de-emphasized, including decreases in indirect loans of $16.1 million and decreases in unsecured consumer loans of $19.2 million. The Company also experienced strong and steady increases in average depository balances, which were 4.4% higher in the third quarter of 2004 as compared to the third quarter of 2003, increasing from $1.595 billion to $1.665 billion. This growth occurred in average non-interest bearing deposits, which were up 4.8%; interest-bearing demand deposits, which were up 6.2%; and time deposits, which were up 6.5%.

Net Interest Income

Tax equivalent net interest income in the third quarter of 2004 increased by $1.1 million or 5.1%, as compared to the third quarter of 2003. This increase can primarily be attributed to growth in interest earning assets. In addition to the increase in loans discussed above, investment security balances increased by over $140 million between the third quarter of 2003 and the third quarter of 2004 offset by increased borrowings effected through the Federal Home Loan Bank of Pittsburgh. Also, during the fourth quarter of 2003, the Company reduced its funding costs through the redemption of $57.5 million in 9.125% trust preferred securities.

The average rate earned on interest-earning assets decreased 35 basis points from 6.19% in the third quarter of 2003 to 5.84% in the third quarter of 2004 reflecting growth in lower yielding investment securities and the impact of earning assets which repriced downward due to lower interest rates. The corresponding cost of interest-bearing liabilities decreased 17 basis points from 2.09% in the third quarter of 2003 to 1.92% in the third quarter of 2004. This decrease was primarily attributable to the redemption of trust preferred securities discussed above. The net interest margin declined by 23 basis points from 4.50% in the third quarter of 2003 to 4.27% in the third quarter of 2004 as the combined impact of an increase in investment securities at lower average yields and the repricing of loans downward more than offset the benefits of repositioning the Company’s trust preferred debt.

The Company’s net interest income in the third quarter of 2004 increased by 7 basis points to 4.27% as compared to 4.20% in the second quarter of 2004. This increase can be attributed to increases in the Prime rate of 0.75% during the third quarter. As the Prime rate increased, the rate earned on the Company’s assets increased faster than the Company’s cost of liabilities which is consistent with what the Company has previously described as its exposure to rising interest rates.

Credit Quality

At September 30, 2004, the ALLL was $18.5 million or 1.38% of total loans outstanding and 515% of non-performing loans. Adjusting for $71 million in previously securitized loans, where losses are not expected to flow through the allowance for loan losses but instead are reflected in the yield on these assets, the ALLL represents 1.46% of loans net of previously securitized loans. The Company believes that its methodology for determining its ALLL adequately provides for probable losses inherent in the loan portfolio at September 30. The Company recorded no provision for loan losses in the third quarter of 2004. During the third quarter of 2004, the Company had gross charge-offs of $2.957 million. These charge-offs were offset by $1.661 million in recoveries, resulting in net charge-offs of $1.296 million. These charged off loans had been adequately considered in determining the adequacy of the allowance for loan losses in prior periods.

Non-Interest Income

Non-interest income in the third quarter of 2004 was $10.856 million as compared to $10.346 million in the third quarter of 2003. During the third quarter of 2003, the Company recorded income of $1.6 million associated with a legal settlement and investment security losses of $0.810 million. Net of these two events, non-interest income would have been $9.556 million reflecting growth in the third quarter of 2004 as compared to the year-ago quarter of 13.6%. The largest source of non-interest income is fee income from depository accounts, which increased from $7.3 million during the third quarter of 2003 to $8.4 million during the third quarter of 2004, or 15.9%, reflecting growth in new customers and services provided to the Company’s depository customers.

Non-Interest Expenses

Non-interest expense increased by $0.7 million for the quarter, from $15.1 million in the third quarter of 2003 to $15.8 million in the third quarter of 2004, an increase of 4.4%. This increase is attributable to an increase of $0.4 million in the cost of salaries and employee benefits – principally higher health care costs and the costs of providing for executive severances.

Previously Securitized Loans

Between 1997 and 1999, the company originated and securitized $760 million in 125% loan to value junior-lien underlying mortgages in six separate pools known as City Capital Home Loan Trust 1997-1, 98-1, 98-2, 98-3, 98-4 and 99-1. The Company had a retained interest in the residual cash flows associated with these underlying mortgages after satisfying priority claims. Principal amounts owed to investors in the securitizations were evidenced by securities that were subject to redemption under certain circumstances. Once the Notes were redeemed, the Company became the beneficial owner of the mortgage loans and recorded the loans as “Previously Securitized Loans” within the loan portfolio. As of April 30, 2004, the Company had exercised its early redemption option with respect to all of these Trusts.

Because the carrying value of the previously securitized loans incorporates discounts for expected prepayment and default rates, the carrying value of the loans is generally less than the contractual outstanding balance of the loans. As of September 30, 2004, the contractual outstanding balances of the mortgages securitized were $87.4 million while the carrying value of these assets was $71.0 million. The difference between the carrying value and the contractual outstanding balance of previously securitized loans is accreted into interest income over the life of the loans.

Net credit losses on previously securitized loans are first recorded against this discount and, therefore, impact the yield earned on these loans. Should net credit losses exceed the reported balance of the discount over the life of the loans, credit losses would then be provided for through the Company’s provision and allowance for loan losses. Based upon its assumptions, the Company expects the net carrying value of previously securitized loan balances to decrease as shown below:

December 31, 2004	$64 million
December 31, 2005	$44 million
December 31, 2006	$32 million
December 31, 2007	$24 million

Capitalization and Liquidity

One of the Company’s strengths is that it is highly profitable while maintaining strong liquidity and capital. With respect to liquidity, the Company’s loan to deposit ratio was 81.3% and the loan to asset ratio was 60.7% at September 30, 2004. The Company maintained investment securities totaling 31.8% of assets as of this date. Further, the Company’s deposit mix is weighted heavily toward checking and saving accounts that fund 44.8% of assets at September 30, 2004. Time deposits fund 29.8% of assets but very few of these deposits are in accounts of more than $250,000 reflecting the core retail orientation of the Company. Equity represents 9.5% of total assets, leaving only 15.9% of the Company’s assets funded by short and long-term borrowings and other liabilities.

The Company is also strongly capitalized. Capitalization (as measured by average equity to average assets) was 9.50% at September 30, 2004 as a result of the Company’s strong earnings. The Company’s tangible equity ratio was 9.24% at September 30, 2004. With respect to regulatory capital, at September 30, 2004, the Company’s Leverage Ratio is 10.47%, the Tier I Capital ratio is 15.21%, and the Total Risk-Based Capital ratio is 16.44%. The Company’s regulatory capital ratios are significantly above levels required to be considered “well capitalized,” which is the highest possible regulatory designation.

During the third quarter of 2004, the Company repurchased 87,740 common shares at a weighted average price of $29.96 as part of a 1 million share repurchase plan originally authorized by the Board of Directors in June of 2002. Under this authorization, as of September 30, 2004, the Company may repurchase an additional 382,260 shares from time to time depending upon market conditions.

Other Events of Interest

In September, City National Bank opened new banking offices in Wal-Mart Supercenters located in Barboursville and Charleston, West Virginia. These two new locations provide City customers with convenient access to their financial needs in two of the state’s most popular shopping areas. In October, the Company announced plans to provide banking services in two new Wal-Mart Supercenters currently under construction in Beckley, West Virginia and in Ashland, Kentucky. Both branches are expected to open in the second quarter of 2005. We are very pleased with the initial success of our first two Wal-Mart branches and we will continue to look for opportunities to build on this successful partnership. City National Bank is committed to providing customers with convenient access to their financial needs and Wal-Mart has tremendous exposure and high traffic counts, which give us considerable opportunity for new Totally Free Checking and Home Equity relationships.

City Holding Company is the parent company of City National Bank of West Virginia. In addition to the Bank, City National Bank operates CityInsurance Professionals, an insurance agency offering a full range of insurance products and services.

This news release contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such information involves risks and uncertainties that could result in the Company’s actual results differing from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to, (1) the Company may incur additional loan loss provision due to negative credit quality trends in the future that may lead to a deterioration of asset quality, or conversely, the Company may incur less, or even negative, loan loss provision due to positive credit quality trends in the future; (2) the Company may not continue to experience significant recoveries of previously charged-off loans and the Company may incur increased charge-offs in the future; (3) the Company may experience increases in the default rates on previously securitized loans causing the yields on these assets to decline; (4) the Company could have adverse legal actions of a material nature; (5) the Company may face competitive loss of customers; (6) the Company may be unable to manage its expense levels; (7) changes in the interest rate environment may have results on the Company’s operations materially different from those anticipated by the Company’s market risk management functions; (8) changes in general economic conditions and increased competition could adversely affect the Company’s operating results; (9) changes in other regulations and government policies affecting bank holding companies and their subsidiaries, including changes in monetary policies, could negatively impact the Company’s operating results; and (10) the Company may experience difficulties growing loan and deposit balances. Forward-looking statements made herein reflect management’s expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made.

CITY HOLDING COMPANY AND SUBSIDIARIES

Financial Highlights

(Unaudited)

	Three Months Ended
	September 30 2004	September 30 2003	Percent Change
Earnings ($000s, except per share data):
Net Interest Income (FTE)	$21,868	$20,800	5.13%
Net Income	10,956	11,533	(5.00)%
Earnings per Basic Share	0.66	0.69	(4.35)%
Earnings per Diluted Share	0.65	0.68	(4.41)%

Key Ratios (percent):
Return on Average Assets	1.98%	2.31%	(14.17)%
Return on Average Equity	21.41%	25.04%	(14.51)%
Net Interest Margin	4.27%	4.50%	(5.07)%
Efficiency Ratio	48.43%	47.50%	1.96%
Average Shareholders’ Equity to Average Assets	9.26%	9.23%	0.35%

Risk-Based Capital Ratios (a):
Tier I	15.21%	13.58%	12.00%
Total	16.44%	16.58%	(0.84)%

Common Stock Data:
Cash Dividends Declared per Share	$0.22	$0.20	10.00%
Book Value per Share	12.70	11.03	15.14%
Market Value per Share:
High	33.05	36.00	(8.19)%
Low	28.69	28.91	(0.76)%
End of Period	32.89	33.17	(0.84)%

Price/Earnings Ratio (b)	12.46	12.02	3.66%

(a)	September 30, 2004 risk-based capital ratios are estimated.
(b)	September 30, 2004 price/earnings ratio computed based on annualized third quarter 2004 earnings.

	Nine Months Ended		Percent Change
	September 30 2004	September 30 2003
Earnings ($000s, except per share data):
Net Interest Income (FTE)	$66,116	$64,300	2.82%
Net Income	35,257	33,022	6.77%
Earnings per Basic Share	2.12	1.99	6.53%
Earnings per Diluted Share	2.09	1.95	7.18%

Key Ratios (percent):
Return on Average Assets	2.12%	2.21%	(3.92)%
Return on Average Equity	23.12%	25.11%	(7.91)%
Net Interest Margin	4.30%	4.63%	(7.23)%
Efficiency Ratio	47.91%	50.24%	(4.64)%
Average Shareholders’ Equity to Average Assets	9.18%	8.81%	4.23%

Common Stock Data:
Cash Dividends Declared per Share	$0.66	$0.60	10.00%
Market Value per Share:
High	36.18	36.00	0.50%
Low	27.30	25.50	7.06%

CITY HOLDING COMPANY AND SUBSIDIARIES

Financial Highlights

(Unaudited)

Book Value and Market Price Range per Share

		Book Value per Share			Market Price Range per Share
	March 31	June 30	September 30	December 31	Low	High
1999	13.07	12.85	12.80	11.77	12.50	32.75
2000	11.76	11.72	11.72	9.68	4.88	16.19
2001	8.82	8.70	8.37	8.67	5.13	14.64
2002	8.92	9.40	9.64	9.93	12.04	30.20
2003	10.10	10.74	11.03	11.51	25.50	37.15
2004	12.09	11.89	12.70		27.30	36.18

Earnings per Basic Share

	March 31	June 30	Quarter Ended September 30	December 31	Year-to-Date
1999	0.31	0.42	0.14	(0.49)	0.37
2000	0.24	0.02	(0.05)	(2.47)	(2.27)
2001	(0.34)	(1.19)	(0.46)	0.45	(1.54)
2002	0.38	0.45	0.53	0.56	1.93
2003	0.56	0.73	0.69	0.64	2.63
2004	0.66	0.80	0.66		2.12
Earnings per Diluted Share

	March 31	June 30	Quarter Ended September 30	December 31	Year-to-Date
1999	0.31	0.42	0.14	(0.49)	0.37
2000	0.24	0.02	(0.05)	(2.47)	(2.27)
2001	(0.34)	(1.19)	(0.46)	0.45	(1.54)
2002	0.38	0.45	0.52	0.55	1.90
2003	0.55	0.72	0.68	0.63	2.58
2004	0.65	0.79	0.65		2.09

CITY HOLDING COMPANY AND SUBSIDIARIES

Consolidated Statements of Income

(Unaudited) ($ in 000s, except per share data)

	Three Months Ended September 30
	2004	2003
Interest Income
Interest and fees on loans	$21,481	$20,086
Interest on investment securities:
Taxable	7,733	4,631
Tax-exempt	438	503
Interest on retained interests	—	3,100
Interest on deposits in depository institutions	15	21
Interest on federal funds sold	—	—

Total Interest Income	29,667	28,341

Interest Expense
Interest on deposits	5,867	5,519
Interest on short-term borrowings	297	93
Interest on long-term debt	1,871	2,200

Total Interest Expense	8,035	7,812

Net Interest Income	21,632	20,529
Provision for (recovery of) loan losses	—	(1,900)

Net Interest Income After Provision for Loan Losses	21,632	22,429

Non-Interest Income
Investment securities gains	4	(810)
Service charges	8,440	7,285
Insurance commissions	600	604
Trust fee income	446	493
Bank owned life insurance	575	414
Mortgage banking income	72	109
Other income	719	2,251

Total Non-Interest Income	10,856	10,346

Non-Interest Expense
Salaries and employee benefits	8,150	7,787
Occupancy and equipment	1,472	1,431
Depreciation	972	1,055
Professional fees and litigation expense	668	519
Postage, delivery, and statement mailings	601	538
Advertising	459	555
Telecommunications	488	485
Insurance and regulatory	342	318
Office supplies	252	310
Repossessed asset (gains) losses and expenses	5	28
Loss on early extinguishment of debt	—	—
Other expenses	2,374	2,086

Total Non-Interest Expense	15,783	15,112

Income Before Income Taxes	16,705	17,663
Income Tax Expense	5,749	6,130

Net Income	$10,956	$11,533

Basic Earnings per Share	$0.66	$0.69
Diluted Earnings per Share	$0.65	$0.68
Average Common Shares Outstanding:
Basic	16,584	16,636
Diluted	16,812	16,953

CITY HOLDING COMPANY AND SUBSIDIARIES

Consolidated Statements of Income

(Unaudited) ($ in 000s, except per share data)

	Nine Months Ended September 30
	2004	2003
Interest Income
Interest and fees on loans	$64,588	$59,965
Interest on investment securities:
Taxable	22,331	15,507
Tax-exempt	1,372	1,633
Interest on retained interests	808	10,465
Interest on deposits in depository institutions	36	103
Interest on federal funds sold	—	36

Total Interest Income	89,135	87,709

Interest Expense
Interest on deposits	17,274	16,884
Interest on short-term borrowings	658	659
Interest on long-term debt	5,826	6,745

Total Interest Expense	23,758	24,288

Net Interest Income	65,377	63,421
Provision for (recovery of) loan losses	—	(5,200)

Net Interest Income After Provision for Loan Losses	65,377	68,621

Non-Interest Income
Investment securities gains	1,140	(435)
Service charges	23,931	20,660
Insurance commissions	1,979	1,957
Trust fee income	1,561	1,196
Bank owned life insurance	1,747	727
Mortgage banking income	212	457
Net proceeds from litigation settlement	5,453	—
Other income	2,144	3,975

Total Non-Interest Income	38,167	28,537

Non-Interest Expense
Salaries and employee benefits	24,667	23,154
Occupancy and equipment	4,425	4,465
Depreciation	2,951	3,355
Professional fees and litigation expense	2,694	2,337
Postage, delivery, and statement mailings	1,885	2,062
Advertising	1,766	1,762
Telecommunications	1,417	1,408
Insurance and regulatory	993	969
Office supplies	838	1,150
Repossessed asset losses (gains) and expenses	(45)	(710)
Loss on early extinguishment of debt	263	142
Other expenses	7,349	6,537

Total Non-Interest Expense	49,203	46,631

Income Before Income Taxes	54,341	50,527
Income Tax Expense	19,084	17,505

Net Income	$35,257	$33,022

Basic Earnings per Share	$2.12	$1.99
Diluted Earnings per Share	$2.09	$1.95
Average Common Shares Outstanding:
Basic	16,653	16,632
Diluted	16,907	16,942

CITY HOLDING COMPANY AND SUBSIDIARIES

Consolidated Statements of Changes in Stockholders’ Equity

(Unaudited) ($ in 000s)

	Three Months Ended
	September 30, 2004	September 30, 2003
Balance at June 30	$197,569	$178,571

Net income	10,956	11,533
Other comprehensive income:
Change in unrealized gain on securities available-for-sale	7,599	(3,461)
Cash dividends declared ($0.22/share)	(3,644)	—
Cash dividends declared ($0.20/share)	—	(3,330)
Exercise of 29,600 stock options	433	—
Exercise of 13,500 stock options	—	150
Purchase of 87,740 common shares for treasury	(2,628)	—

Balance at September 30	$210,285	$183,463

	Nine Months Ended
	September 30, 2004	September 30, 2003
Balance at January 1	$190,690	$165,393

Net income	35,257	33,022
Other comprehensive income:
Change in unrealized gain on securities available-for-sale	(226)	(2,743)
Cash dividends declared ($0.66/share)	(10,979)	—
Cash dividends declared ($0.60/share)	—	(9,982)
Exercise of 114,403 stock options	1,400	—
Exercise of 99,982 stock options	—	1,031
Purchase of 197,040 common shares for treasury	(5,857)
Purchase of 118,300 common shares for treasury	—	(3,258)

Balance at September 30	$210,285	$183,463

CITY HOLDING COMPANY AND SUBSIDIARIES

Condensed Consolidated Quarterly Statements of Income

(Unaudited) ($ in 000s, except per share data)

	Sept. 30 2004	June 30 2004	Quarter Ended March 31 2004	Dec. 31 2003	Sept. 30 2003
Interest income	$29,667	$29,293	$30,175	$29,581	$28,341
Taxable equivalent adjustment	236	246	257	257	271

Interest income (FTE)	29,903	29,539	30,432	29,838	28,612
Interest expense	8,035	7,860	7,863	7,497	7,812

Net interest income	21,868	21,679	22,569	22,341	20,800
Provision for loan losses	—	—	—	(1,000)	(1,900)

Net interest income after provision for loan losses	21,868	21,679	22,569	23,341	22,700
Noninterest income	10,856	16,389	10,920	10,201	10,346
Noninterest expense	15,783	16,985	16,433	17,867	15,112

Income before income taxes	16,941	21,083	17,056	15,675	17,934
Income tax expense	5,749	7,539	5,796	4,746	6,130
Taxable equivalent adjustment	236	246	257	257	271

Net income	$10,956	$13,298	$11,003	$10,672	$11,533

Basic earnings per share	$0.66	$0.80	$0.66	$0.64	$0.69
Diluted earnings per share	0.65	0.79	0.65	0.63	0.68
Cash dividends declared per share	0.22	0.22	0.22	0.20	0.20

Average Common Share (000s):
Outstanding	16,584	16,694	16,681	16,641	16,636
Diluted	16,812	16,935	16,972	16,961	16,953
Net Interest Margin	4.27%	4.20%	4.42%	4.74%	4.50%

CITY HOLDING COMPANY AND SUBSIDIARIES

Non-Interest Income and Non-Interest Expense

(Unaudited) ($ in 000s)

	Sept. 30 2004	June 30 2004	Quarter Ended March 31 2004	Dec. 31 2003	Sept. 30 2003
Non-Interest Income:
Service charges	$8,440	$8,110	$7,381	$7,762	$7,285
Insurance commissions	600	718	660	510	604
Trust fee income	446	627	487	379	493
Bank owned life insurance	575	591	581	593	414
Mortgage banking income	72	71	69	60	109
Net proceeds from litigation settlement	—	5,453	—	—	—
Other income	719	695	730	610	2,251

Subtotal	10,852	16,265	9,908	9,914	11,156
Investment security gains (losses)	4	124	1,012	287	(810)

Total Non-Interest Income	$10,856	$16,389	$10,920	$10,201	$10,346

Non-Interest Expense:
Salaries and employee benefits	$8,150	$8,390	$8,127	$7,916	$7,787
Occupancy and equipment	1,472	1,459	1,494	1,550	1,431
Depreciation	972	974	1,006	1,056	1,055
Professional fees and litigation expense	668	1,181	844	542	519
Postage, delivery, and statement mailings	601	598	685	584	538
Advertising	459	651	656	578	555
Telecommunications	488	463	466	466	485
Insurance and regulatory	342	320	331	297	318
Office supplies	252	273	312	278	310
Repossessed asset (gains) losses and expenses	5	(108)	57	19	28
Loss on early exinguishment of debt	—	263	—	2,246	—
Other expenses	2,374	2,521	2,455	2,335	2,086

Total Non-Interest Expense	$15,783	$16,985	$16,433	$17,867	$15,112

Employees (Full Time Equivalent)	692	692	690	701	709
Branch Locations	56	54	54	54	55

CITY HOLDING COMPANY AND SUBSIDIARIES

Consolidated Balance Sheets

($ in 000s)

	September 30 2004	December 31 2003
	(Unaudited)
Assets
Cash and due from banks	$44,745	$58,216
Interest-bearing deposits in depository institutions	3,855	5,122
Federal funds sold	—	—

Cash and cash equivalents	48,600	63,338
Investment securities available-for-sale, at fair value	641,577	645,663
Investment securities held-to-maturity, at amortized cost	61,195	59,298

Total investment securities	702,772	704,961
Loans:
Residential real estate	468,372	446,134
Home equity	304,934	282,481
Commercial real estate	377,742	351,284
Other commercial	70,745	76,167
Installment	20,221	33,651
Indirect	13,020	24,707
Credit card	17,893	18,979
Previously securitized loans	70,970	58,788

Gross Loans	1,343,897	1,292,191
Allowance for loan losses	(18,537)	(21,426)

Net loans	1,325,360	1,270,765

Retained interests	—	34,320
Bank owned life insurance	50,961	49,214
Premises and equipment	34,705	35,338
Accrued interest receivable	10,088	10,216
Net deferred tax assets	22,740	29,339
Other assets	18,423	16,939

Total Assets	$2,213,649	$2,214,430

Liabilities
Deposits:
Noninterest-bearing	$299,293	$309,706
Interest-bearing:
Demand deposits	413,525	393,443
Savings deposits	278,928	278,117
Time deposits	660,313	655,496

Total deposits	1,652,059	1,636,762
Short-term borrowings	133,480	168,403
Long-term debt	193,836	190,836
Other liabilities	23,989	27,739

Total Liabilities	2,003,364	2,023,740

Stockholders’ Equity
Preferred stock, par value $25 per share: 500,000 shares authorized; none issued	—	—
Common stock, par value $2.50 per share: 50,000,000 shares authorized; 16,919,248 shares issued and outstanding at September 30, 2004 and December 31, 2003, including 357,518 and 274,881 shares in treasury	42,298	42,298
Capital surplus	55,652	57,364
Retained earnings	120,738	96,460
Cost of common stock in treasury	(9,548)	(6,803)
Accumulated other comprehensive income:
Unrealized gain on securities available-for-sale	3,536	3,762
Underfunded pension liability	(2,391)	(2,391)

Total Accumulated Other Comprehensive Income	1,145	1,371

Total Stockholders’ Equity	210,285	190,690

Total Liabilities and Stockholders’ Equity	$2,213,649	$2,214,430

CITY HOLDING COMPANY AND SUBSIDIARIES

Loan Portfolio

(Unaudited) ($ in 000s)

	September 30 2004	June 30 2004	March 31 2004	Dec. 31 2003	Sept. 30 2003
Residential real estate	$468,372	$459,759	$439,643	$446,134	$448,455
Home equity	304,934	301,231	292,192	282,481	272,091
Commercial real estate	377,742	374,292	347,724	351,284	317,549
Other commercial	70,745	73,139	74,743	76,167	79,090
Loans to depository institutions	—	—	20,000	—	—
Installment	20,221	24,722	28,351	33,651	39,466
Indirect	13,020	16,140	20,006	24,707	29,074
Credit card	17,893	17,961	18,119	18,979	19,133
Previously securitized loans	70,970	83,385	92,954	58,788	37,339

Gross Loans	$1,343,897	$1,350,629	$1,333,732	$1,292,191	$1,242,197

CITY HOLDING COMPANY AND SUBSIDIARIES

Consolidated Average Balance Sheets, Yields, and Rates

(Unaudited) ($ in 000s)

	Three Months Ended September 30,
	2004			2003
	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets:
Loan portfolio:
Residential real estate	$459,439	$6,652	5.79%	$450,184	$7,343	6.52%
Home equity	303,057	3,594	4.74%	262,532	2,815	4.29%
Commercial real estate	379,450	5,312	5.60%	308,922	4,673	6.05%
Other commercial	71,897	980	5.45%	80,977	1,137	5.62%
Loans to depository institutions	—	—	—	—	—	—
Installment	23,229	670	11.54%	43,241	1,203	11.13%
Indirect	14,485	400	11.05%	31,887	878	11.01%
Credit card	17,841	537	12.04%	19,074	569	11.93%
Previously securitized loans	78,867	3,336	16.92%	25,195	1,468	23.31%

Total loans	1,348,265	21,481	6.37%	1,222,012	20,086	6.57%
Securities:
Taxable	656,878	7,733	4.71%	511,885	4,631	3.62%
Tax-exempt	37,050	674	7.28%	41,506	774	7.46%

Total securities	693,928	8,407	4.85%	553,391	5,405	3.91%
Retained interest in securitized loans	—	—	—	63,778	3,100	19.44%
Deposits in depository institutions	5,531	15	1.08%	10,150	21	0.83%
Federal funds sold	—	—	—	—	—	—

Total interest-earning assets	2,047,724	29,903	5.84%	1,849,331	28,612	6.19%
Cash and due from banks	43,361			43,464
Bank premises and equipment	34,766			35,614
Other assets	104,027			93,766
Less: Allowance for loan losses	(19,573)			(25,937)

Total assets	$2,210,305			$1,996,238

Liabilities:
Interest-bearing demand deposits	$412,051	$683	0.66%	$388,179	$540	0.56%
Savings deposits	278,947	365	0.52%	287,305	385	0.54%
Time deposits	662,803	4,819	2.91%	622,185	4,594	2.95%
Short-term borrowings	122,301	297	0.97%	91,518	93	0.41%
Long-term debt	193,836	1,871	3.86%	102,500	2,200	8.59%

Total interest-bearing liabilities	1,669,938	8,035	1.92%	1,491,687	7,812	2.09%
Noninterest-bearing demand deposits	311,333			297,195
Other liabilities	24,314			23,090
Stockholders’ equity	204,720			184,266

Total liabilities and stockholders’ equity	$2,210,305			$1,996,238

Net interest income		$21,868			$20,800

Net yield on earning assets			4.27%			4.50%

CITY HOLDING COMPANY AND SUBSIDIARIES

Consolidated Average Balance Sheets, Yields, and Rates

(Unaudited) ($ in 000s)

	Nine Months Ended September 30,
	2004			2003
	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets:
Loan portfolio:
Residential real estate	$450,366	$20,223	5.99%	$457,791	$23,456	6.83%
Home equity	295,678	10,038	4.53%	242,170	8,159	4.49%
Commercial real estate	361,222	15,043	5.55%	292,220	13,664	6.23%
Other commercial	74,171	2,897	5.21%	86,714	3,931	6.04%
Loans to depository institutions	4,087	35	1.14%	6,228	78	1.67%
Installment	27,081	2,291	11.28%	50,709	4,285	11.27%
Indirect	18,283	1,503	10.96%	38,369	3,126	10.86%
Credit card	18,085	1,630	12.02%	18,971	1,710	12.02%
Previously securitized loans	84,799	10,928	17.18%	9,064	1,556	22.89%

Total loans	1,333,772	64,588	6.46%	1,202,236	59,965	6.65%
Securities:
Taxable	670,339	22,331	4.44%	513,654	15,507	4.03%
Tax-exempt	38,370	2,111	7.34%	44,696	2,512	7.49%

Total securities	708,709	24,442	4.60%	558,350	18,019	4.30%
Retained interest in securitized loans	4,408	808	24.44%	75,551	10,465	18.47%
Deposits in depository institutions	5,546	36	0.87%	12,905	103	1.06%
Federal funds sold	—	—	—	4,553	36	1.05%

Total interest-earning assets	2,052,435	89,874	5.84%	1,853,595	88,588	6.37%
Cash and due from banks	43,850			45,467
Bank premises and equipment	34,786			36,448
Other assets	103,025			83,802
Less: Allowance for loan losses	(20,280)			(28,132)

Total assets	$2,213,816			$1,991,180

Liabilities:
Interest-bearing demand deposits	$405,135	$1,924	0.63%	$383,715	$1,591	0.55%
Savings deposits	280,315	1,094	0.52%	289,890	1,231	0.57%
Time deposits	662,383	14,256	2.87%	621,064	14,062	3.02%
Short-term borrowings	117,372	658	0.75%	97,930	659	0.90%
Long-term debt	210,047	5,826	3.70%	108,178	6,745	8.31%

Total interest-bearing liabilities	1,675,252	23,758	1.89%	1,500,777	24,288	2.16%
Noninterest-bearing demand deposits	310,786			289,099
Other liabilities	24,483			25,945
Stockholders’ equity	203,295			175,359

Total liabilities and stockholders’ equity	$2,213,816			$1,991,180

Net interest income		$66,116			$64,300

Net yield on earning assets			4.30%			4.63%

CITY HOLDING COMPANY AND SUBSIDIARIES

Analysis of Risk-Based Capital

(Unaudited) ($ in 000s)

	Sept. 30 2004(a)	June 30 2004	March 31 2003	Dec. 31 2003	Sept. 30 2003
Tier I Capital:
Stockholders’ equity	$210,285	$197,569	$202,204	$190,690	$183,463
Goodwill and other intangibles	(6,306)	(6,357)	(6,408)	(6,459)	(6,510)
Accumulated other comprehensive income	(1,146)	6,454	(4,742)	(1,372)	(1,673)
Qualifying trust preferred stock	28,000	28,000	30,000	30,000	60,597
Excess deferred tax assets	—	(6,922)	(807)	(8,053)	(7,731)

Total tier I capital	$230,833	$218,744	$220,247	$204,806	$228,146

Total Risk-Based Capital:
Tier I capital	$230,833	$218,744	$220,247	$204,806	$228,146
Qualifying allowance for loan losses	18,537	18,939	19,169	21,426	23,436
Qualifying trust preferred stock	—	—	—	—	26,903

Total risk-based capital	$249,370	$237,683	$239,416	$226,232	$278,485

Net risk-weighted assets	$1,517,158	$1,514,261	$1,505,892	$1,717,206	$1,783,444

Ratios:
Average stockholders’ equity to average assets	9.26%	9.33%	8.96%	9.12%	9.23%
Tangible capital ratio	9.24%	8.71%	8.85%	8.34%	8.89%
Risk-based capital ratios:
Tier I capital	15.21%	14.43%	14.63%	11.93%	12.79%
Total risk-based capital	16.44%	15.68%	15.89%	13.17%	15.62%
Leverage capital	10.47%	9.89%	10.01%	10.04%	11.50%

(a)	September 30, 2004 risk-based capital ratios are estimated.

CITY HOLDING COMPANY AND SUBSIDIARIES

Intangibles

(Unaudited) ($ in 000s)

	As of and for the Quarter Ended
	Sept. 30 2004	June 30 2004	March 31 2003	Dec. 31 2003	Sept. 30 2003
Intangibles, net	$6,306	$6,357	$6,408	$6,459	$6,510
Intangibles amortization expense	51	51	51	51	64

CITY HOLDING COMPANY AND SUBSIDIARIES

Summary of Loan Loss Experience

(Unaudited) ($ in 000s)

	Sept. 30 2004	June 30 2004	Quarter Ended March 31 2003	Dec. 31 2003	Sept. 30 2003
Balance at beginning of period	$19,833	$20,289	$21,426	$23,436	$26,092
Charge-offs:
Residential real estate	299	173	217	419	251
Home equity	105	66	133	18	65
Commercial real estate	1,134	44	342	130	294
Other commercial	220	22	159	28	203
Installment	568	457	588	715	678
Overdraft deposit accounts	631	610	787	583	596

Total charge-offs	2,957	1,372	2,226	1,893	2,087

Recoveries:
Residential real estate	196	133	104	135	190
Home equity	1	—	5	—	1
Commercial real estate	922	201	311	141	424
Other commercial	103	127	55	182	259
Installment	183	202	260	211	249
Overdraft deposit accounts	256	253	354	214	208

Total recoveries	1,661	916	1,089	883	1,331

Net charge-offs	1,296	456	1,137	1,010	756
(Recovery of) provision for loan losses	—	—	—	(1,000)	(1,900)

Balance at end of period	$18,537	$19,833	$20,289	$21,426	$23,436

Loans outstanding	$1,343,897	$1,350,629	$1,333,732	$1,292,191	$1,242,197

Average loans outstanding	1,348,265	1,342,001	1,310,894	1,271,581	1,222,012

Allowance as a percent of loans outstanding	1.38%	1.47%	1.52%	1.66%	1.89%

Allowance as a percent of non-performing loans	515%	493%	432%	529%	551%

Net charge-offs (annualized) as a percent of average loans outstanding	0.38%	0.14%	0.35%	0.32%	0.25%

CITY HOLDING COMPANY AND SUBSIDIARIES

Summary of Non-Performing Assets

(Unaudited) ($ in 000s)

	Sept. 30 2004	June 30 2004	March 31 2003	Dec. 31 2003	Sept. 30 2003
Nonaccrual loans	$1,924	$1,792	$2,268	$2,140	$2,509
Accruing loans past due 90 days or more	800	689	1,039	1,195	1,229
Previously securitized loans past due 90 days or more	876	1,544	1,388	717	516
Restructured loans	—	—	—	—	—

Total non-performing loans	3,600	4,025	4,695	4,052	4,254
Other real estate owned	267	171	296	312	477

Total non-performing assets	$3,867	$4,196	$4,991	$4,364	$4,731

Non-performing assets as a percent of loans and other real estate owned	0.29%	0.31%	0.37%	0.34%	0.38%